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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                NOVEMBER 4, 2003

                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          NEVADA                        001-14256                13-3869719
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)

                                 (303) 573-5404
              (Registrant's telephone number, including area code)

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 3, 2003, Westport Resources Corporation, a Nevada corporation, issued a press release announcing its financial and operating results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WESTPORT RESOURCES CORPORATION

Date: November 4, 2003                   By: /s/ Lon McCain
                                             -----------------------------------
                                         Name:  Lon McCain
                                         Title: Vice President, Chief Financial
                                                Officer and Treasurer

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               EXHIBIT
-------                              -------
99.1*           Press release dated November 3, 2003 entitled "Westport Reports
                Financial Results and Operations for the Third Quarter 2003."

*Filed herewith.